Termination of Vie Agreements with Qianhai	12 Months Ended
Jul. 31, 2021
Business Combinations [Abstract]
TERMINATION OF VIE AGREEMENTS WITH QIANHAI

NOTE 5 – TERMINATION OF VIE AGREEMENTS WITH QIANHAI

On January 4, 2021, the Company established an office in California, USA, through its wholly owned subsidiary ATIF Inc., a California corporation, and launched, in addition to the business consulting services, additional service models consisting of asset management, investment holding and media services to expand the Company’s business with a flexible business concept to achieve a goal of high growth revenue and strong profit growth. Clients located within United States will be serviced by ATIF Inc., while clients outside United States will be supported by ATIF Inc.’s business center abroad. Huaya Consultant (Shenzhen) Co., Ltd. (“Huaya”), a wholly owned subsidiary of ATIF, will serve as ATIF Inc.’s business center in PRC for clients located in the PRC. As part of streamlining the management chain and to improve management control with a goal of lower costs, the Company transitioned the services from Qianhai to ATIF Inc. and Huaya and closed termination of the VIE agreements with Qianhai on February 3, 2021. The termination of the Qianhai VIE agreement did not discontinue the Company’s public listing related consulting service business, because such consulting service business has been transferred to Huaya to serve the client located in China and ATIF Inc. to serve the clients located within the United States. There were no penalties or non-compete agreements derived from the termination of the Qianhai VIE agreements.

Qianhai transferred all of its China-based business and employees to Huaya before termination of the VIE agreement. The termination of the VIE agreement did not cause material impairment of our long-lived assets (primarily including fixed assets such as office furniture and equipment and automobile) because all of the fixed assets have been transferred to our PRC subsidiary Huaya upon termination of the VIE agreement and there were no assets held for sale or disposal.

Prior to the termination, operating revenue generated through Qianhai VIE amounted to $645,127, and net loss amounted to $(1,562,037) for the year ended July 31, 2020, respectively, and net assets of Qianhai VIE amounted to $1,147,847   as of July 31, 2020.   as of the date of termination, Qianhai had total assets of $266,235 and total liabilities of $656,417, with a negative net assets of $0.4 million, the abstract amount accounted for 4% of the consolidated net assets of the Company as of July 31, 2021. In addition, Qianhai generated net income of approximately $0.4 million, the abstract amount of which accounted for 5% of consolidated net loss for the year ended July 31, 2021. The Company recorded a gain of $390,183 from the termination in the account of “other income (expenses), net” in the consolidated statements of operations and comprehensive income (loss).

The management believed the termination of Qianhai VIE agreements does not represent a strategic shift that has (or will have) a major effect on the Company’s operations and financial results. The termination is not accounted as discontinued operations in accordance with ASC 205-20.